File Number: 333-113616
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                    July 1, 2006




                  Supplement to the July 1, 2006 Prospectus for
                            Pioneer Select Value Fund


The fund offers Class A shares only to individual investors who are residents of Massachusetts. Class B and Class C shares are not currently offered to Massachusetts residents or in any other state. The fund may offer Class B and Class C shares and extend the offering of Class A shares in the future.

New Fund Risk. Since the fund currently is offered only to individual investors who are residents of Massachusetts, the fund's assets may grow at a slower rate than if the fund engaged in a broader public offering or may not rise to a sufficient level to be economically viable. If this occurs, the fund may be liquidated without shareholder vote at a time that may not be favorable for certain shareholders.


                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC